Exhibit 99.1

SAN FELIPE
verizon

Delivering **Dependable Monthly Income** *Through* **Irreplaceable Corners**™

Virtual REIT Forum
September 20, 2005

AmREIT

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Our Structure

Revenue Growth*

millions

$5.4
$8.0
$15.9
$36.0E
$27.5
YTD

*Net of Securities Commission Expense

Underwritten Capital
Advisory Fees and Profit Participation
Management Fees and Asset Gains
Capital
Retail Partnership Business
Real Estate Operating and Development Business
Securities Business
Wholesaling Relationships

GOOD Things Happen On GREAT Real Estate™

AmREIT

Link to searchable text of Slide Shown above

The Core: REIT Portfolio

$400,000,000E
YTD $279,000,000
$70M Uptown Park
$203,150,530
$101,326,607
$73,975,753
2002
2003
2004
2005E (12-18 month period)
Asset Growth

GOOD Things Happen On GREAT Real Estate™

AmREIT

Link to searchable text of Slide Shown above

Irreplaceable Corners™

Houston Galleria
Westheimer
Post Oak Blvd
Westheimer @ Yorktown
CVS/pharmacy
Post Oak @ San Felipe
High Barriers to Entry
Good Visibility
Lighted Intersection
Strong Demographics
(3-mile radius)
High Per Capita Retail Sales
> 100,000 People
> $80,000 Avg HH Income

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Uptown Park

Galleria
Post Oak
Loop 610

UPTOWN PARK

GOOD Things Happen On GREAT Real Estate™

AmREIT

Link to searchable text of Slide Shown above

Portfolio Quality

Shopping Center Peer Group
Portfolio Population (000s)
125
105
85
65
45
$35
$40
$45
$50
$55
$60
$65
$70
Median Income (000s)
FRT
PNP
BFS
CDR
WRI
AMY
EQY KIM
IRC
REG
UBA
NXL
HTG
AKR
RPT
KRG
Peer Group Average

Source: Robert W. Baird, Tactician, SNL Datasource
Peers: AKR, CDR, DDR, EQY, FRT, HTG, IRC, KIM, KRG, NXL, PNP, RPT, REG, BFS, UBA, WRI

GOOD Things Happen On GREAT Real Estate™

AmREIT

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Sunbelt Sharpshooters

CA
AZ
NM
TX
Dallas
Austin
San Antonio
Houston
LA
MS
AL
GA
SC
NC
FL

GOOD Things Happen On GREAT Real Estate™

AmREIT

Link to searchable text of Slide Shown above

Real Estate Operating & Development Business

REIT
Retail Partner-ships
Securities Business
Multiple Sources of Fee Income
$
$
Retail Partnerships
Third Parties

GOOD Things Happen On GREAT Real Estate™

AmREIT

Link to searchable text of Slide Shown above

Wholesaling Securities Business

REIT
Retail Partner-ships
REOD
Daily Capital Inflow to Securities Business from
Independent Financial Planning Community
Retail Partnership Investors
$
Non-traded Equity Investors
$

GOOD Things Happen On GREAT Real Estate™
AmREIT

Link to searchable text of Slide Shown above

Retail Partnership Business

Capital Under Management
millions
$15
$30
$50
$85
2002
2003
2004
2005E

$ Mgmt Fees
$ Profit Participation
REIT
GP
REOD
Securities Business
Value-added* Properties
*Development, redevelopment

GOOD Things Happen On GREAT Real Estate™

AmREIT

Link to searchable text of Slide Shown above

Our Results

Underwritten Capital
Advisory Fees and Profit Participation
Management Fees and Asset Gains
Capital
Retail Partnership Business
Real Estate Operating and Development Business
Securities Business
Wholesaling Relationships

GOOD Things Happen On GREAT Real Estate™ AmREIT

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Total Revenue Contribution

2002: $5.4M
$3.8
$1.2
$0.4
2003: $8.0M
$6.1
$1.0
$0.9
2004: $15.9M
$11.7
$2.0
$2.2
REIT Portfolio
Real Estate Operating & Development Business
Securities* & Retail Partnership Business
*Net of Securities Commission Expense

GOOD Things Happen On GREAT Real Estate™ AmREIT

Link to searchable text of Slide Shown above

Asset Growth

Uptown Park acquired 6/1/05

$150M
$400,000,000E
$279,306,000
$90M
$203,150,530
$45M
$101,326,607
$25M
$73,975,753
2002
2003
2004
2005E (12-18 month period)
AmREIT
Affiliated Assets Under Management

GOOD Things Happen On GREAT Real Estate™

AmREIT

Link to searchable text of Slide Shown above

Revenue Growth*

$36.0E
$27.5
(Annualized as of 6/30/05)
$15.9
$8.0
$5.4
2002
2003
2004
2005E

*Net of Securities Commission Expense

GOOD Things Happen On GREAT Real Estate™

AmREIT

Link to searchable text of Slide Shown above

Consistent FFO & Dividend Growth

Dividend
FFO*
$0.34
$0.43
$0.44
$0.54
$0.48
$0.63
$0.50
$0.68
2002
2003
2004
2005E

Our goal is to consistently grow both FFO and Dividends per share while lowering the payout

*Represents the adjusted FFO (AFFO) per share. The company adheres to the NAREIT definition of FFO. The company's AFFO takes the NAREIT calculated FFO and adds back certain non-cash expense items, if any for that year.

**2002 represents a full year

GOOD Things Happen On GREAT Real Estate™

AmREIT

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

 [GRAPHIC APPEARS HERE]

Delivering Dependable
Monthly Income Through
Irreplaceable CornersTM

Virtual REIT Forum
September 20, 2005

[LOGO OF AMREIT]

Disclaimer

Statements included in this presentation that state the company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which, by their nature, involve known and unknown risks and uncertainties. The company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements.  Reference is made to the company’s regulatory filings with the Securities and Exchange Commission for information or factors which may impact the company’s performance.

Agenda

•	Quick Facts

•	Operating Strategy

•	Our Structure

•	Financial Results

•	Why AmREIT?

Quick Facts

•	Publicly Traded Equity REIT
	•	AMEX: AMY
	•	Total Common Share Market Cap: $183M
	•	Listed July 2002
	•	Monthly dividends

•	Property Type: Retail
	•	”Irreplaceable CornersTM” – high quality commercial retail real estate

[LOGO OF AMERICAN STOCK EXCHANGE]

Our Operating Strategy

•	Acquire & develop Irreplaceable Corners ™ - retail shopping centers

•	Focus on markets where we have experience and local market knowledge

•	Anchor our centers with national/regional market dominant tenants

•	Enhance our business through the activities of our synergistic:

• Real estate operating and development platform,

• Wholesaling securities broker-dealer, and

• Affiliated retail partnership business

Our Structure

•	100% owned by AmREIT Shareholders

•	Deep pool of talented professionals

•	Sustainable growth

[CHARTS APPEARS HERE]

The Core: REIT Portfolio

[GRAPHIC APPEARS HERE]

•	Irreplaceable CornersTM

•	Premiere shopping center focused

•	97.6% occupancy (as of 6/30/05)

•	Strong & steady growth:

[CHART APPEARS HERE]

Irreplaceable CornersTM

[GRAPHIC APPEARS HERE]

Uptown Park

[GRAPHIC APPEARS HERE]

Demographics

Traffic Count: Post Oak	64,467
Loop 610	275,000
3-mile Radius:
Population	148,123
Avg HH Income	$99,725
Per Capita Retail Sales	$19,662

Source: Claritas Site Reports, Texas Dept. of Transportation

Uptown Park

[GRAPHIC APPEARS HERE]

Portfolio Quality

[CHART APPEARS HERE]

Strong National Tenants

[GRAPHIC APPEARS HERE]

Top 10 Tenants	% of Total Operating Revenue

1. Kroger	7.0%
2. IHOP	6.2%
3. CVS/pharmacy	2.6%
4. Golden Corral Corp.	1.7%
5. Linens ‘n Things	1.7%
6. Landry’s	1.3%
7. Bank of America	1.2%
8. Barnes & Noble	1.1%
9. Carlson Restaurants	1.0%
10. Ninfa’s	1.0%

As of 6/30/05

Sunbelt Sharpshooters

•	Majority of REIT Portfolio located in our backyard –sunbelt states with an emphasis on Texas

•	We are intimately familiar with our markets

• 80% of our 2004 acquisitions were not broadly marketed

•	Sunbelt metropolitan areas show significant demographic expansion

• If Texas were a nation it would represent the world’s 8th largest economy

[GRAPHIC APPEARS HERE]

Real Estate Operating & Development Business

•	Fully integrated and wholly owned by AmREIT

•	Multiple sources of fee income:
	-	Construction Management
	-	Development
	-	Property management
	-	Brokerage
	-	Leasing

•	Secure, strengthen & retain tenant relationships

•	Enhance revenue & control expenses

[GRAPHIC APPEARS HERE]

Wholesaling Securities Business

•	Flexible capital sources

•	NASD registered broker/dealer selling only AmREIT proprietary products

•	Gives access to both private and public capital

[GRAPHIC APPEARS HERE]

Retail Partnership Business

•	Focused on value-added properties and development

•	Capture recurring fees for AmREIT

•	Back-end profit participation

[CHARTS APPEARS HERE]

[GRAPHIC APPEARS HERE]

Our Results

[CHART APPEARS HERE]

Our Capital Structure

•	Class A (AMEX: AMY)

	•	$8.10 (6/30/05)

	•	Yield = 6.17%

	Price	Yield	Preferred Dividend	Callable	Convertible Into A

Class B	$9.25	8.0%	Yes	July 2005	Immediate
Class C	$10.00	7.0%	Yes	Aug. 2006	Aug. 2010
Class D	$10.00	6.5%	No	Sept. 2005	Sept. 2011

2004 Proved…

Good Things Happen
                              on Great Real Estate

•	17% FFO* Growth/Share

•	100% Total Asset Growth

•	111% Revenue Growth

•	33% Total Shareholder Returns

* NAREIT FFO, adjusted for non-cash, non-operational charges

Total Revenue Contribution

[CHARTS APPEARS HERE]

Asset Growth

[GRAPHIC APPEARS HERE]

[CHART APPEARS HERE]

Revenue Growth*

[CHART APPEARS HERE]

*Net of Securities Commission Expense

Consistent FFO & Dividend Growth

[CHART APPEARS HERE]

2005 Objectives

•	Continue to grow FFO/Share

•	Increase Total Assets by $200 Million by midyear 2006

•	Raise accretive capital both for our REIT portfolio and our affiliated retail partnership funds

•	Strengthen Portfolio Quality by Selling Non-Core Assets and Keeping Debt to Total Assets Under 55%

Why AmREIT?

•	High quality real estate

•	Our strong platform

•	Dynamic capital structure

•	Our local market knowledge and relationships

•	Experienced management team

[GRAPHICS APPEARS HERE]

Contact Us

Kerr Taylor
Chief Executive Officer
ktaylor@amreit.com

Chad Braun
Chief Financial Officer
cbraun@amreit.com

Debbie Lucas
VP Investor Relations
& Corporate Communications
dlucas@amreit.com

www.amreit.com
1-800-888-4400

[GRAPHIC APPEARS HERE]